EXHIBIT 10.16A

INDEMNIFICATION AGREEMENT

THIS AGREEMENT is made and entered into this      day of January, 1997 between CardioDynamics International Corporation, a California corporation (“Corporation”), and                              (“Officer”).

RECITALS:

A. Officer, an officer (but not currently a member of the Board of Directors) of Corporation, performs a valuable service in such capacity for Corporation; and

B. The shareholders of Corporation have adopted Bylaws (the “Bylaws”) and Articles of Incorporation provisions (the “Articles”) providing, for the indemnification of the officers, directors, agents and employees of Corporation to the maximum extent authorized by Section 317 of the California General Corporation Law, as amended (the “Law”); and

C. The Bylaws, the Articles and the Law, by their non-exclusive nature, authorize and permit contracts between Corporation and its officers with respect to indemnification of officers, providing such officers with protections in excess of those otherwise permitted by the Law; and

D. In accordance with the authorization as provided by the Law, Corporation may from time to time purchase and maintain a policy or policies of Directors and Officers Liability Insurance (“D & O Insurance”), covering certain liabilities which may be incurred by its directors and officers in the performance of services as directors and officers of Corporation; and

E. As a result of developments affecting the terms, scope and availability of D & O Insurance there exists general uncertainty as to the extent and overall desirability of protection afforded officers by such D & O Insurance, if any, and by statutory and bylaw indemnification provisions; and

F. In order to induce Officer to continue to serve as an officer of Corporation, Corporation has determined and agreed to enter into this contract with Officer;

NOW, THEREFORE, in consideration of Officer’s continued service as an officer after the date hereof, the parties hereto agree as follows:

1. Indemnity of Officer. Corporation hereby agrees to hold harmless and indemnify Officer to the fullest extent authorized or permitted by the provisions of the Law, as it may be amended from time to time.

2. Additional Indemnity. Subject only to the exclusions set forth in Section 3 hereof, Corporation hereby further agrees to hold harmless and indemnify Officer:

(a) against any and all legal expenses (including attorneys’ fees), witness fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by Officer in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of Corporation) to which Officer is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Officer is, was or at any time becomes a director, officer, employee or agent of Corporation, or is or was serving or at any time serves at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

(b) otherwise to the fullest extent as may be provided to Officer by Corporation under the non-exclusivity provisions of the Bylaws, the Articles and the Law.

3. Limitations on Additional Indemnity. No indemnity pursuant to Section 2 hereof shall be paid by Corporation:

(a) except to the extent the aggregate of losses to be indemnified thereunder exceeds the sum of such losses for which Officer is indemnified pursuant to Section 1 hereof or pursuant to any D & O Insurance purchased and maintained by Corporation;

(b) in respect of remuneration paid to Officer if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

(c) on account of any action, suit or proceeding in which judgment is rendered against Officer for an accounting of profits made from the purchase or sale by Officer of securities of Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

(d) on account of Officer’s conduct which is finally adjudged to have been knowingly fraudulent or deliberately dishonest;

(e) on account of Officer’s conduct which is the subject of an action, suit or proceeding described in Section 7(c)(ii) hereof;

(f) on account of or arising in response to any action, suit or proceeding (other than an action, suit or proceeding referred to in Section 8(b) hereof) initiated by Officer or any of Officer’s affiliates against Corporation or any officer, director or shareholder of Corporation unless such action, suit or proceeding was authorized in the specific case by action of the Board of Directors of Corporation;

(g) on account of any action, suit or proceeding to the extent that Officer is a plaintiff, a counter-complainant or a cross-complainant therein (other than an action, suit or proceeding permitted by Section 3(f) hereof); or

(h) if a final decision by a Court having jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both Corporation and Officer have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication).

In addition to those limitations set forth above in this Section 3, no indemnity pursuant to Section 2 hereof shall be paid by Corporation for any of the following breaches of duty to Corporation and its shareholders:

(i) acts or omissions that involve intentional misconduct or a knowing and culpable violation of law;

(ii) acts or omissions that Officer believes to be contrary to the best interests of Corporation or its shareholders or that involve the absence of good faith on the part of Officer;

(iii) any transaction from which Officer derived an improper personal benefit;

(iv) acts or omissions that show a reckless disregard for Officer’s duty to Corporation or its shareholders in circumstances in which Officer was aware, or should have been aware, in the ordinary course of performing his duties, of a risk of serious injury to Corporation or its shareholders;

(v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of Officer’s duty to Corporation or its shareholders;

(vi) acts or omissions prohibited by Section 310 of the California Corporations Code, “Transactions Between Corporations and Directors or Corporations Having Interrelated Directors”;

(vii) acts or omissions prohibited by Section 316 of the California Corporations Code, “Directors’ Liability for Distributions, Loans and Guarantees”.

4. Contribution. If the indemnification provided in Sections 1 and 2 is unavailable and may not be paid to Officer for any reason other than those set forth in paragraphs (b) through (g) of Section 3, then in respect of any threatened, pending or completed action, suit or proceeding in which Corporation is or is alleged to be jointly liable with Officer (or would be if joined in such action, suit or proceeding), Corporation shall contribute to the amount of expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Officer in such proportion as is appropriate to reflect (i) the relative benefits received by Corporation on the one hand and Officer on the other hand from the transaction from which such action, suit or proceeding arose, and (ii) the relative fault of Corporation on the one hand and of Officer on the other hand in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of Corporation on the one hand and of Officer on the other hand shall be determined by reference to, among other things, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

5. Continuation of Obligations. All agreements and obligations of Corporation contained herein shall continue during the period Officer is a director, officer, employee or agent of Corporation (or is or was serving at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and-shall continue thereafter so long as Officer shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Officer was serving Corporation or such other entity in any capacity referred to herein.

6. Notification and Defense of Claim. Not later than thirty (30) days after receipt by Officer of notice of the commencement of any action, suit or proceeding, Officer will, if a claim in respect thereof is to be made against Corporation under this Agreement, notify Corporation of the commencement thereof; but the omission so to notify Corporation will not relieve it from any liability which it may have to Officer otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Officer notifies Corporation of the commencement thereof:

(a) Corporation will be entitled to participate therein at its own expense;

(b) except as otherwise provided below, to the extent that it may wish, Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Officer. After notice from Corporation to Officer of its election to assume the defense thereof, Corporation will not be liable to Officer under this Agreement for any legal or other expenses subsequently incurred by Officer in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Officer shall have the right to employ his own counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from Corporation of its assumption of the defense thereof shall be at the expense of Officer unless (i) the employment of counsel by Officer has been authorized by Corporation, (ii) Officer shall have reasonably concluded that there may be a conflict of interest between Corporation and Officer in the conduct of the defense of such action or (iii) Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Officer’s separate counsel shall be at the expense of Corporation. Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of Corporation or as to which Officer shall have made the conclusion provided for in (ii) above; and

(c) Corporation shall not be liable to indemnify Officer under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty, out-of-pocket liability, or limitation on Officer without Officer’s written consent. Neither Corporation nor Officer will unreasonably withhold its or his consent to any proposed settlement.

7. Advancement and Repayment of Expenses.

(a) In the event that Officer employs his own counsel pursuant to Section 6(b)(i) through (iii) above, Corporation shall advance to Officer, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative, any and all reasonable expenses (including legal fees and expenses) incurred in investigating or defending any such action, suit or proceeding within ten (10) days after receiving copies of invoices presented to Officer for such expenses.

(b) Officer agrees that Officer will reimburse Corporation for all reasonable expenses paid by Corporation in defending any civil or criminal action, suit or proceeding against Officer in the event and only to the extent it shall be ultimately determined by a final judicial decision (from which there is no right of appeal) that Officer is not entitled, under the provisions of the Law, the Bylaws, the Articles, this Agreement or otherwise, to be indemnified by Corporation for such expenses.

(c) Notwithstanding the foregoing, Corporation shall not be required to advance such expenses to Officer if Officer (i) commences any action, suit or proceeding as a plaintiff unless such advance is specifically approved by a majority of the Board of Directors or (ii) is a party to an action, suit or proceeding brought by Corporation and approved by a majority of the Board which alleges willful misappropriation of corporate assets by Officer, disclosure of confidential information in violation of Officer’s fiduciary or contractual obligations to Corporation, or any other willful and deliberate breach in bad faith of Officer’s duty to Corporation or its shareholders.

8. Enforcement.

(a) Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on Corporation hereby in order to induce Officer to continue as an officer of Corporation, and acknowledges that Officer is relying upon this Agreement in continuing in such capacity.

(b) In the event Officer is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, Corporation shall reimburse Officer for all of Officer’s reasonable fees and expenses in bringing and pursuing such action.

9. Subrogation. In the event of payment under this agreement, Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Officer, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable Corporation effectively to bring suit to enforce such rights.

10. Non-Exclusivity of Rights. The rights conferred on Officer by this Agreement shall not be exclusive of any other right which Officer may have or hereafter acquire under any statute, provision of the Articles or the Bylaws, agreement, vote of shareholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

11. Survival of Rights. The rights conferred on Officer by this Agreement shall continue after Officer has ceased to be a director, officer, employee or other agent of Corporation or such other entity.

12. Separability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any or all of the provisions hereof shall be held to be invalid or unenforceable to any extent for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof or the obligation of Corporation to indemnify Officer to the full extent provided by the Articles, the Bylaws and/or the Law, and the affected provision shall be construed and enforced so as to effectuate the parties’ intent to the maximum extent possible.

13. Governing Law. This Agreement shall be interpreted and enforced in accordance with the internal laws of the State of California.

14. Binding Effect. This Agreement shall be binding upon Officer and upon Corporation, its successors and assigns, and shall inure to the benefit of Officer, his heirs, executors, administrators, personal representatives and assigns and to the benefit of Corporation, its successors and assigns.

15. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless set forth in a writing signed by both parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

OFFICER:	CARDIODYNAMICS INTERNATIONAL CORPORATION

By:
(Signature)

Print Name	Print Name and Title

[SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT]

EXHIBIT 10.16B

INDEMNIFICATION AGREEMENT

THIS AGREEMENT is made and entered into this      day of between CardioDynamics International Corporation, a California corporation (“Corporation”), and                              (“Director”).

RECITALS:

A. Director, a member of the Board of Directors of Corporation, performs a valuable service in such capacity for Corporation; and

B. The shareholders of Corporation have adopted Bylaws (the “Bylaws”) and Articles of Incorporation provisions (the “Articles”) providing for the indemnification of the officers, directors, agents and employees of Corporation to the maximum extent authorized by Section 317 of the California General Corporation Law, as amended (the “Law”); and

C. The Bylaws, the Articles and the Law, by their non-exclusive nature, authorize and permit contracts between Corporation and the members of its Board of Directors with respect to indemnification of such directors, providing such directors with protections in excess of those otherwise permitted by the Law; and

D. In accordance with the authorization as provided by the Law, Corporation may from time to time purchase and maintain a policy or policies of Directors and Officers Liability Insurance (“D & O Insurance”), covering certain liabilities which may be incurred by its directors and officers in the performance of services as directors and officers of Corporation; and

E. As a result of developments affecting the terms, scope and availability of D & O Insurance there exists general uncertainty as to the extent and overall desirability of protection afforded members of the Board of Directors by such D & O Insurance, if any, and by statutory and bylaw indemnification provisions; and

F. In order to induce Director to continue to serve as a member of the Board of Directors of Corporation, Corporation has determined and agreed to enter into this contract with Director;

NOW, THEREFORE, in consideration of Director’s continued service as a director after the date hereof, the parties hereto agree as follows:

1. Indemnity of Director. Corporation hereby agrees to hold harmless and indemnify Director to the fullest extent authorized or permitted by the provisions of the Law, as may be amended from time to time.

2. Additional Indemnity. Subject only to the exclusions set forth in Section 3 hereof, Corporation hereby further agrees to hold harmless and indemnify Director:

(a) against any and all expenses (including attorneys’ fees), witness fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by Director in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of Corporation) to which Director is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Director is, was or at any time becomes a director, officer, employee or agent of Corporation, or is or was serving or at any time serves at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

(b) otherwise to the fullest extent as may be provided to Director by Corporation under the non-exclusivity provisions of the Bylaws, the Articles and the Law.

3. Limitations on Additional Indemnity. No indemnity pursuant to Section 2 hereof shall be paid by Corporation:

(a) except to the extent the aggregate of losses to be indemnified thereunder exceeds the sum of such losses for which the Director is indemnified pursuant to Section 1 hereof or pursuant to any D & O Insurance purchased and maintained by Corporation;

(b) in respect of remuneration paid to Director if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

(c) on account of any action, suit or proceeding in which judgment is rendered against Director for an accounting of profits made from the purchase or sale by Director of securities of Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

(d) on account of Director’s conduct which is finally adjudged to have been knowingly fraudulent or deliberately dishonest;

(e) on account of Director’s conduct which is the subject of an action, suit or proceeding described in Section 7(c)(ii) hereof;

(f) on account of or arising in response to any action, suit or proceeding (other than an action, suit or proceeding referred to in Section 8(b) hereof) initiated by Director or any of Director’s affiliates against Corporation or any officer, director or shareholder of Corporation unless such action, suit or proceeding was authorized in the specific case by action of the Board of Directors of Corporation;

(g) on account of any action, suit or proceeding to the extent that Director is a plaintiff, a counter-complainant or a cross-complainant therein (other than an action, suit or proceeding permitted by Section 3(f) hereof); or

(h) if a final decision by a Court having jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both Corporation and Director have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication).

In addition to those Limitations set forth above in this Section 3, no indemnity pursuant to Section 2 hereof shall be paid by Corporation for any of the following breaches of duty to Corporation and its shareholders:

(i) acts or omissions that involve intentional misconduct or a knowing and culpable violation of law;

(ii) acts or omissions that Director believes to be contrary to the best interests of Corporation or its shareholders or that involve the absence of good faith on the part of Director;

(iii) any transaction from which Director derived an improper personal benefit;

(iv) acts or omissions that show a reckless disregard for Director’s duty to Corporation or its shareholders in circumstances in which Director was aware, or should have been aware, in the ordinary course of performing his duties, of a risk of serious injury to Corporation or its shareholders;

(v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of Director’s duty to Corporation or its shareholders;

(vi) acts or omissions prohibited by Section 310 of the California Corporations Code, “Transactions Between Corporations and Directors or Corporations Having Interrelated Directors”;

(vii) acts or omissions prohibited by Section 316 of the California Corporations Code, “Directors’ Liability for Distributions, Loans and Guarantees”.

4. Contribution. If the indemnification provided in Sections 1 and 2 is unavailable and may not be paid to Director for any reason other than those set forth in paragraphs (b) through (g) of Section 3, then in respect of any threatened, pending or completed action, suit or proceeding in which Corporation is or is alleged to be jointly liable with Director (or would be if joined in such action, suit or proceeding), Corporation shall contribute to the amount of expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Director in such proportion as is appropriate to reflect (i) the relative benefits received by Corporation on the one hand and Director on the other hand from the transaction from which such action, suit or proceeding arose, and (ii) the relative fault of Corporation on the one hand and of Director on the other hand in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of Corporation on the one hand and of Director on the other shall be determined by reference to, among other things, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

5. Continuation of Obligations. All agreements and obligations of Corporation contained herein shall continue during the period Director is a director, officer, employee or agent of Corporation (or is or was serving at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Director shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Director was serving Corporation or such other entity in any capacity referred to herein.

6. Notification and Defense of Claim. Not later than thirty (30) days after receipt by Director of notice of the commencement of any action, suit or proceeding, Director will, if a claim in respect thereof is to be made against Corporation under this Agreement, notify Corporation of the commencement thereof; but the omission so to notify Corporation will not relieve it from any liability which it may have to Director otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Director notifies Corporation of the commencement thereof:

(a) Corporation will be entitled to participate therein at its own expense;

(b) except as otherwise provided below, to the extent that it may wish, Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Director. After notice from Corporation to Director of its election to assume the defense thereof, Corporation will not be liable to Director under this Agreement for any legal or other expenses subsequently incurred by Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Director shall have the right to employ his own counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from Corporation of its assumption of the defense thereof shall be at the expense of Director unless (i) the employment of counsel by Director has been authorized by

Corporation, (ii) Director shall have reasonably concluded that there may be a conflict of interest between Corporation and Director in the conduct of the defense of such action or (iii) Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Director’s separate counsel shall be at the expense of Corporation. Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of Corporation or as to which Director shall have made the conclusion provided for in (ii) above; and

(c) Corporation shall not be liable to indemnify Director under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty, out-of-pocket liability, or limitation on Director without Director’s written consent. Neither Corporation nor Director will unreasonably withhold its or his consent to any proposed settlement.

7. Advancement and Repayment of Expenses.

(a) In the event that Director employs his own counsel pursuant to Section 6(b)(i) through (iii) above, Corporation shall advance to Director, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative, any and all reasonable expenses (including legal fees and expenses) incurred in investigating or defending any such action, suit or proceeding within ten (10) days after receiving copies of invoices presented to Director for such expenses.

(b) Director agrees that Director will reimburse Corporation for all reasonable expenses paid by Corporation in defending any civil or criminal action, suit or proceeding against Director in the event and only to the extent it shall be ultimately determined by a final judicial decision (from which there is no right of appeal) that Director is not entitled, under the provisions of the Law, the Bylaws, the Articles, this Agreement or otherwise, to be indemnified by Corporation for such expenses.

(c) Notwithstanding the foregoing, Corporation shall not be required to advance such expenses to Director if Director (i) commences any action, suit or proceeding as a plaintiff unless such advance is specifically approved by a majority of the Board of Directors or (ii) is a party to an action, suit or proceeding brought by Corporation and approved by a majority of the Board which alleges willful misappropriation of corporate assets by Director, disclosure of confidential information in violation of Director’s fiduciary or contractual obligations to Corporation, or any other willful and deliberate breach in bad faith of Director’s duty to Corporation or its shareholders.

8. Enforcement.

(a) Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on Corporation hereby in order to induce Director to continue as a director of Corporation, and acknowledges that Director is relying upon this Agreement in continuing in such capacity.

(b) In the event Director is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Corporation shall reimburse Director for all Director’s reasonable fees and expenses in bringing and pursuing such action.

9. Subrogation. In the event of payment under this agreement, Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Director, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable Corporation effectively to bring suit to enforce such rights.

10. Non-Exclusivity of Rights. The rights conferred on Director by this Agreement shall not be exclusive of any other right which Director may have or hereafter acquire under any statute, provision of the Articles or the Bylaws, agreement, vote of shareholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

11. Survival of Rights. The rights conferred on Director by this Agreement shall continue after Director has ceased to be a director, officer, employee or other agent of Corporation or such other entity.

12. Separability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any or all of the provisions hereof shall be held to be invalid or unenforceable to any extent for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof or the obligation of the Corporation to indemnify the Director to the full extent provided by the Articles, the Bylaws and/or the Law, and the affected provision shall be construed and enforced so as to effectuate the parties’ intent to the maximum extent possible.

13. Governing Law. This Agreement shall be interpreted and enforced in accordance with the internal laws of the State of California.

14. Binding Effect. This Agreement shall be binding upon Director and upon Corporation, its successors and assigns, and shall inure to the benefit of Director, his heirs, executors, administrators, personal representatives and assigns and to the benefit of Corporation, its successors and assigns.

15. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless set forth in a writing signed by both parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

DIRECTOR:	CARDIODYNAMICS INTERNATIONAL CORPORATION

By:
(Signature)

Print Name		Print Name and Title